UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2012

HCP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-08895 (Commission File Number)	33-0091377 (IRS Employer Identification No.)

3760 Kilroy Airport Way, Suite 300 Long Beach, California (Address of Principal Executive Offices)	90806 (Zip Code)

(562) 733-5100
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

HCP, Inc. (“HCP”) is filing this Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) to amend its Current Report on Form 8-K filed on March 22, 2011 (the “Original Form 8-K”) to include Exhibits 99.3 and 99.4 filed herewith to update HCP’s unaudited pro forma condensed consolidated statement of operations relating to the “HCR ManorCare Facilities Acquisition” (as defined in the Original Form 8-K) for the impact of the following: (i) the completion of the HCR ManorCare Facilities Acquisition; (ii) the purchase of the approximate 10% equity ownership interest in the operations of HCR ManorCare, Inc.; (iii) eliminate the pro forma effect of the “HCP Ventures II Purchase” (as defined in the Original Form 8-K); and (iv) the results of operations for the nine months ended September 30, 2011. In addition, HCR ManorCare PropCo’s unaudited financial statements as of and for the three months ended March 31, 2011 are attached hereto as Exhibit 99.4. The information in Exhibit 99.4 was provided by HCR ManorCare, Inc.

The unaudited pro forma condensed consolidated statement of operations attached hereto as Exhibit 99.3 should be read in conjunction with the Original Form 8-K and this Amendment.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits. The following exhibit is being filed herewith:

No.	Description

99.3	HCP Unaudited Pro Forma Condensed Consolidated Financial Statements for the nine months ended September 30, 2011 and year ended December 31, 2010

99.4	HCR ManorCare PropCo Financial Statements as of and for the three months ended March 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2012	HCP, INC.

	By:	/s/ Timothy M. Schoen
	Name:	Timothy M. Schoen
	Title:	Executive Vice President - Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.3	HCP Unaudited Pro Forma Condensed Consolidated Financial Statements for the nine months ended September 30, 2011 and year ended December 31, 2010

99.4	HCR ManorCare PropCo Financial Statements as of and for the three months ended March 31, 2011